NUVEEN HIGH YIELD MUNICIPAL BOND FUND

SUPPLEMENT DATED MAY 31, 2023

TO THE SUMMARY PROSPECTUS DATED JULY 29, 2022

As previously announced on April 10, 2023, John V. Miller, CFA, effective today is no longer a portfolio manager of the Fund. Daniel J. Close, CFA, and Stephen J. Candido, CFA, continue to serve as portfolio managers of the Fund.

PLEASE KEEP THIS WITH YOUR SUMMARY PROSPECTUS

FOR FUTURE REFERENCE

MGN-HYM-0523P